UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Tesla, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On October 19, 2026, Tesla, Inc. (“Tesla”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “2026 Proxy Statement”) with respect to Tesla’s 2026 Annual Meeting of Shareholders, to be held on December 3, 2026 (the “2026 Annual Meeting”). The 2026 Proxy Statement describes how retail investors can enroll in Tesla’s Voluntary Retail Voting Program for future shareholder meetings, which are any shareholder meeting (including any adjourned or postponed meeting) for which a definitive proxy statement has not yet been filed with the SEC (each, a “Future Shareholder Meeting”). Investors interested in enrolling in this program for Future Shareholder Meetings will have the opportunity to do so after they have voted for the 2026 Annual Meeting through most electronic voting platforms (e.g., ProxyVote.com and Say by Robinhood).

If you enroll, you will be giving Tesla a standing instruction to vote your shares at Future Shareholder Meetings (not the 2026 Annual Meeting).

Screenshots of the enrollment windows on ProxyVote.com and on Say by Robinhood are attached as Exhibit 1 and Exhibit 2, respectively.

Also on October 19, 2026, Tesla launched a website, https://ir.tesla.com/voluntary-retail-voting-program, containing information regarding its Voluntary Retail Voting Program. A copy of the materials is attached as Exhibit 3.

Additional Information and Where to Find It

Tesla intends to file with the SEC a definitive proxy statement on Schedule 14A and a proxy card with respect to its solicitation of proxies for any Future Shareholder Meeting. These proxy materials will contain important information about the matters to be voted on at that Future Shareholder Meeting as well as the participants in any such solicitation. SHAREHOLDERS OF TESLA ARE URGED TO READ THESE PROXY MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS) AND ANY OTHER RELEVANT DOCUMENTS THAT TESLA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TESLA AND THE MATTERS TO BE VOTED ON AT THAT FUTURE SHAREHOLDER MEETING. Shareholders will be able to obtain free copies of these documents, and other documents filed with the SEC by Tesla, through the website maintained by the SEC at www.sec.gov. In addition, shareholders will be able to obtain free copies of these documents from Tesla by contacting Tesla’s Investor Relations by e-mail at ir@tesla.com, or by going to Tesla’s Investor Relations page on its website at ir.tesla.com.

Participant Information

Tesla, its directors (currently Elon Musk, Robyn Denholm, Ira Ehrenpreis, Joe Gebbia, Jack Hartung, James Murdoch, Kimbal Musk, JB Straubel and Kathleen Wilson-Thompson) and some of its executive officers (currently Vaibhav Taneja and Tom Zhu) will be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from Tesla’s shareholders in connection with the matters to be considered at any Future Shareholder Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the sections titled “Executive Compensation for Fiscal Year 2025” and “Compensation of Directors” in the 2026 Proxy Statement, commencing on pages 36 and 61, respectively, and is available here. Information regarding the participants’ holdings of Tesla’s securities can be found in the section titled “Ownership of Securities” in the 2026 Proxy Statement commencing on page 68 and is available here. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy materials to be filed with the SEC in connection with any Future Shareholder Meeting.

Exhibit 1

ProxyVote.com Enrollment Windows

Enroll in Tesla's Voluntary Retail Voting Program Learn about this program, which allows you to instruct— for free—your Tesla shares to be voted in accordance with our Board's recommendations at future meetings.Cancel Enroll

Submit your Standing Instruction Under Our Voluntary Retail Voting Program Voting is your fundamental right as a shareholder, and you should have a say in what Tesla's future looks like. Tesla's Voluntary Retail Voting Program is a practical way to ensure your voice is heard. Opt In If you choose to opt into Tesla's Voluntary Retail Voting Program by selecting either of the options below, the eligible shares owned or managed by you will be voted on each proposal in accordance with the recommendations of Tesla's Board of Directors at all future meetings (see Terms and Conditions).(•) Selection 1 - All Matters If you select this instruction, your eligible shares will be voted on each proposal in accordance with the recommendations of Tesla's Board of Directors.Q Selection 2 - All Matters Except Certain Specified Matters If you select this instruction, your eligible shares will be voted on each proposal in accordance with the recommendations of Tesla's Board of Directors, except contested director elections or any acquisition, merger or divestiture transaction that, under applicable state law or stock exchange rules, requires approval of Tesla's shareholders.If you have previously opted into Tesla's Voluntary Retail Voting Program, you may cancel your standing instruction at any time and at no cost for future meetings by selecting the below (see Terms and Conditions).Opt out Cancel your existing standing instruction for all future meetings.Terms and Conditions \ meeting) for which a definitive proxy statement has not yet been filed with the Securities and Exchange Commission. You may cancel your standing instruction at any time through your account dashboard. The eligible shares owned or managed by you, as applicable, will be voted pursuant to your standing instruction at each future meeting until such time as you decide to opt out. You may opt out at any time and at no cost by cancelling your standing instruction, but if you opt out after Tesla, Inc. has filed a definitive proxy statement for a meeting, then your decision to opt out will apply to all future meetings subsequent to thatSubmit ->Learn more What is the Voluntary Retail Voting Program?How does it work?If I choose to enroll, what are my standing instruction choices?Will I still be able to vote at future meetings?What communications can I expect as part of this service?How can I change or cancel my standing instruction?Will standing instructions apply for Tesla's 2026 Annual Meeting?Back to choose your instructionAdditional Information and Where to Find It For more information about Tesla's Voluntary Retail Voting Program, including Tesla's role in establishing and operating the program, see our website at https://ir.tesla.com/voluntary-retail-voting-program.Tesla intends to file with the U.S. Securities and Exchange Commission (the "SEC") a definitive proxy statement on Schedule 14A and a proxy card with respect to its solicitation of proxies for future shareholder meetings, which are any shareholder meeting (including any adjourned or postponed meeting) for which a definitive proxy statement has not yet been filed with the SEC (each, a "Future Shareholder Meeting"). These proxy materials will contain important information about the matters to be voted on at that Future Shareholder Meeting as well as the participants in any such solicitation. SHAREHOLDERS OF TESLA ARE URGED TO READ THESE PROXY MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS) AND ANY OTHER RELEVANT DOCUMENTS THAT TESLA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TESLA AND THE MATTERS TO BE VOTED ON AT THAT FUTURE SHAREHOLDER MEETING. Shareholders will be able to obtain free copies of these documents, and other documents filed with the SEC by Tesla, through the website maintained by the SEC at www.sec.gov. In addition, shareholders will be able to obtain free copies of these documents from Tesla by contacting Tesla’s Investor Relations by e-mail at IrOtesla.com, or by going to Tesla's Investor Relations page on its website at ir.tesla.com.o EJ XPrivacy Policy

Terms and Conditions 0By making a selection, you are agreeing to provide a standing instruction to Tesla, Inc. for any eligible shares (1) directly held in your name or held in "street name" but beneficially owned by you to be voted at all future shareholders' meetings or (2) managed by you, in each case, consistent with the recommendations of Tesla, Inc.'s Board of Directors as to each type of proposal indicated by you in "Selection 1- All Matters" or "Selection 2 - All Matters Except Certain Specified Matters". This standing instruction will be communicated to your bank, broker or plan administrator (if your shares are held through them), and will apply to all future meetings, which include any shareholders' meeting (including any adjourned or postponed meeting) for which a definitive proxy statement has not yet been filed with the Securities and Exchange Commission. You may cancel your standing instruction at any time through your account dashboard. The eligible shares owned or managed by you, as applicable, will be voted pursuant to your standing instruction at each future meeting until such time as you decide to opt out. You may opt out at anytime and at no cost by cancelling your standing instruction, but if you opt out after Tesla, Inc. has filed a definitive proxy statement for a meeting, then your decision to opt out will apply to all future meetings subsequent to that meeting. If you have a standing instruction in place under Tesla's Voluntary Retail Voting Program, you will receive a reminder at least annually that you have opted into the program, which will inform you of the standing instruction you selected and your ability to opt out and cancel your standing instruction at any time and at no cost for future meetings. You will also continue to receive copies of all proxy materials filed and distributed to shareholders for each shareholders' meeting. You may override your standing instruction with respect to a specific proposal at any time and at no cost by voting using the instructions contained in the proxy materials for the applicable shareholders' meeting.

Learn more

What is the Voluntary Retail Voting Program?

Tesla has adopted a "Voluntary Retail Voting Program" to enhance retail shareholder participation and facilitate voting at shareholder meetings. After you have cast your votes for the 2026 Annual Meeting of Shareholders (the "2026 Annual Meeting") through most electronic voting platforms (*e.g.*, ProxyVote.com), you will be given the opportunity to enroll in the Voluntary Retail Voting Program for future meetings.

If you enroll, you will be giving Tesla a standing instruction to vote your shares at future meetings (not the 2026 Annual Meeting). You will continue to receive proxy materials for all future meetings and will still have the opportunity to vote at any future meeting. However, if you do not choose to vote at a future meeting, your shares will still be represented and will be voted in accordance with your standing instructions.

The Voluntary Retail Voting Program is a practical tool to empower retail voice and is available at no fee.

How does it work?

If you choose to enroll in the Voluntary Retail Voting Program, you are providing a standing instruction to Tesla to vote your eligible shares at all future meetings. As a result, your shares will be voted without any further action or input by you until you opt-out.

If I choose to enroll, what are my standing instruction choices?

You will have two choices. The first is to have your shares voted with the recommendations of Tesla's Board of Directors on all matters. The second is to have your shares voted with the recommendations of Tesla's Board of Directors on all matters except any contested director election or any acquisition, merger or divestiture transaction that, under applicable state law or stock exchange rules, requires approval of Tesla's shareholders (each, a "Special Matter"). You also will have the choice to opt out of the Voluntary Retail Voting Program. If you enroll, you will remain in the Voluntary Retail Voting Program until you opt-out.

Will I still be able to vote at future meetings?

Yes. Whether or not you enroll, you will continue to receive all proxy materials filed and distributed to shareholders for each shareholder meeting, free of charge, which will outline all proposals and the recommendations of Tesla's Board of Directors. You can then decide to vote using those proxy materials, which will override your standing instruction. The most recent vote you submit before the closing of polls will take precedence.

What communications can I expect as part of this service?

You will receive a reminder at least once a year that you have enrolled in the program. This reminder will inform you of the standing instruction you have selected and remind you of your ability to (1) override the standing instruction for any vote by voting using the proxy materials and (2) change or cancel your standing instruction, at any time and at no cost, for future meetings.

If you choose to have your standing instruction apply to all matters, you also will receive a reminder before any meeting that involves a Special Matter.

How can I change or cancel my standing instruction?

The reminders you receive about the program will include instructions on how to change your standing instruction or opt out for future meetings.

You can opt out of the program at any time and at no cost by following the instructions in the reminder, which will cancel the standing instruction for future meetings.

Will standing instructions apply for Tesla's 2026 Annual Meeting?

No. If you choose to enroll, your standing instruction will only apply for future meetings, which is any shareholder meeting (including any adjourned or postponed meeting) for which a definitive proxy statement has not yet been filed with the SEC. Therefore, it is important that you still vote your shares at the 2026 Annual Meeting: please cast your votes for the 2026 Annual Meeting in a timely manner by following the voting instructions in the proxy materials.

Back to choose your instruction

[Logo]

Exhibit 2

Say by Robinhood Enrollment Windows

 Vote submitted! Tesla, Inc. appreciates your vote. You will receive an email confirmation shortly. Changed your mind? You can edit your ballot until the vote cutoff.Enroll in Tesla's Voluntary Retail Voting Program Learn about this program, which allows you to instruct - for free - your Tesla shares to be voted in accordance with our Board's recommendations at future meetings.

Robinhood

Robinhood Securities, LLC

TESLA

Submit Your Standing Instruction Under Our Voluntary Retail Voting Program

Voting is your fundamental right as a shareholder, and you should have a say in what Tesla's future looks like. Tesla's Voluntary Retail Voting Program is a practical way to ensure your voice is heard.

< Return to your 2026 Annual Meeting ballot

Opt In

If you choose to opt into Tesla's Voluntary Retail Voting Program by selecting either of the options below, the eligible shares owned or managed by you will be voted on each proposal in accordance with the recommendations of Tesla's Board of Directors at all future meetings (see Terms and Conditions).

All matters

If you select this instruction, your eligible shares will be voted on each proposal in accordance with the recommendations of Tesla's Board of Directors.

(●) All matters

All matters except certain specified matters

If you select this instruction, your eligible shares will be voted on each proposal in accordance with the recommendations of Tesla's Board of Directors, except contested director elections or any acquisition, merger or divestiture transaction that, under applicable state law or stock exchange rules, requires approval of Tesla's shareholders.

( ) All matters except certain specified matters

Opt out

If you have previously opted into Tesla's Voluntary Retail Voting Program, you may cancel your standing instruction at any time and at no cost for future meetings by selecting the below (see Terms and Conditions).

( ) Opt Out - Cancel your existing standing instruction for all future meetings

Terms and Conditions

What is the Voluntary Retail Voting Program?

How does it work?

If I choose to enroll, what are my standing instruction choices?

Will I still be able to vote at future meetings?

What communications can I expect as part of this service?

How can I change or cancel my standing instruction?

Will standing instructions apply for Tesla's 2026 Annual Meeting?

Additional Information and Where to Find It

For more information about Tesla's Voluntary Retail Voting Program, including Tesla's role in establishing and operating the program, see our website at https://ir.tesla.com/voluntary-retail-voting-program.

Tesla intends to file with the U.S. Securities and Exchange Commission (the "**SEC**") a definitive proxy statement on Schedule 14A and a proxy card with respect to its solicitation of proxies for future shareholder meetings, which are any shareholder meeting (including any adjourned or postponed meeting) for which a definitive proxy statement has not yet been filed with the SEC (each, a "**Future Shareholder Meeting**"). These proxy materials will contain important information about the matters to be voted on at that Future Shareholder Meeting as well as the participants in any such solicitation. **SHAREHOLDERS OF TESLA ARE URGED TO READ THESE PROXY MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS) AND ANY OTHER RELEVANT DOCUMENTS THAT TESLA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TESLA AND THE MATTERS TO BE VOTED ON AT THAT FUTURE SHAREHOLDER MEETING.** Shareholders will be able to obtain free copies of these documents, and other documents filed with the SEC by Tesla, through the website maintained by the SEC at www.sec.gov. In addition, shareholders will be able to obtain free copies of these documents from Tesla by contacting Tesla's Investor Relations by e-mail at ir@tesla.com, or by going to Tesla's Investor Relations page on its website at ir.tesla.com.

Submit Standing Instructions

Terms and Conditions By making a selection, you are agreeing to provide a standing instruction to Tesla, Inc. for any eligible shares (1} directly held in your name or held in 'street name1 but beneficially owned by you to be voted at all future shareholders meetings or (21 managed by you, in each case, consistent with the recommendations of Tessa, IncJs Board of Directors as to each type of proposal indicated by you in "Selection 1- All Matters4’ or 'Selection 2- All Matters Except Certain Specified Matters14,This standing instruction will be communicated to your bank broker or plan administrator (if your shares are held through tnem), and will apply to all future meetings, which include any shareholders meeting (including any adjourned or postponed meeting) for which a definitive proxy statement has not yet been filed with the Securities and Exchange Commission, You may cancel your standing instruction at any time through your account dashboard. The eligible shares owned or managed by you, as applicable will be voted pursuant to your standing instruction at each future meeting until such time as you decide to opt out. You may opt out at any time and at no cost by cancelling your standing instruction, but if you op*: out after Tesla, inc. has filed a definitive proxy statement for a meeting, then your decision to opt out will apply to all future meetngs subsequent to that meeting. if you have a standing instruction in place under Tesla's Voluntary Retail Voting Program, you will receive a reminder at least annually that you have opted into the program, which will inform you of the standing instruction you selected and your an; ity to opt out and cancel your standing instruction at any time and at no cost far future meetings. You wi I also continue to receive copies of all proxy materials filed and distributed to shareholders for each shareholders' meeting. You may override your standing instruction with respect to a specific proposal at any time and al no cost by voting using the instructions contained m the proxy materials for the applicable shareholders* meeting.

What is the Voluntary Retail Voting Program? Tesla has adopted a "Voluntary Retail Voting Program" to enhance retail shareholder participation and facilitate voting at shareholder meetings. After you have cast your votes for the 2026 Annual Meeting of Shareholders (the "2026 Annual Meeting") through most electronic voting platforms (e.g., Say by Robinhood), you will be given the opportunity to enroll in the Voluntary Retail Voting Program for future meetings. If you enroll, you will be giving Tesla a standing instruction to vote your shares at future meetings (not the 2026 Annual Meeting). You will continue to receive proxy materials for all future meetings and will still have the opportunity to vote at any future meeting. However, if you do not choose to vote at a future meeting, your shares will still be represented and will be voted in accordance with your standing instructions. The Voluntary Retail Voting Program is a practical tool to empower retail voice and is available at no fee.How does it work? If you choose to enroll in the Voluntary Retail Voting Program, you are providing a standing instruction to Tesla to vote your eligible shares at all future meetings. As a result, your shares will be voted without any further action or steps by you until you opt out.If I choose to enroll, what are my standing instruction choices? You will have two choices. The first is to have your shares voted with the recommendations of Tesla's Board of Directors on all matters. The second is to have your shares voted with the recommendations of Tesla's Board of Directors on all matters except any contested director election or any acquisition, merger or divestiture transaction that, under applicable state law or stock exchange rules, requires approval of Tesla's shareholders (each, a "Special Matter"). You also will have the choice to opt out of the Voluntary Retail Voting Program. If you enroll, you will remain in the Voluntary Retail Voting Program until you opt-out.Will I still be able to vote at future meetings? Yes. Whether or not you enroll, you will continue to receive all proxy materials filed and distributed to shareholders for each shareholder meeting, free of charge, which will outline all proposals and the recommendations of Tesla's Board of Directors. You can then decide to vote using those proxy materials, which will override your standing instruction. The most recent vote you submit before the closing of polls will take precedence.What communications can I expect as part of this service? You will receive a reminder at least once a year that you have enrolled in the program. This reminder will inform you of the standing instruction you have selected and remind you of your ability to (1) override the standing instruction for any vote by voting using the proxy materials and (2) change or cancel your standing instruction, at any time and at no cost, for future meetings. If you choose to have your standing instruction apply to all matters, you also will receive a reminder before any meeting that involves a Special Matter.How can I change or cancel my standing instruction? ' The reminders you receive about the program will include instructions on how to change your standing instruction or opt out for future meetings. You can opt out of the program at any time and at no cost by following the instructions in the reminder, which will cancel the standing instruction for future meetings.Will standing instructions apply for Tesla's 2026 Annual Meeting? No. If you choose to enroll, your standing instruction will only apply for future meetings, which is any shareholder meeting (including any adjourned or postponed meeting) for which a definitive proxy statement has not yet been filed with the SEC. Therefore, it is important that you still vote your shares at the 2026 Annual Meeting: please cast your votes for the 2026 Annual Meeting in a timely manner by following the voting instructions in the proxy materials.

You have enrolled in Tesla's Voluntary Retail Voting Program Your standing instruction under Tesla's Voluntary Retail Voting Program was saved and will apply to future meetings.Changed your mind? You can edit your standing instructions at any time.

Exhibit 3

Tesla's Voluntary Retail Voting Program Website

Voluntary Retail Voting Program Welcome Tesla Shareholders!  We have adopted our Voluntary Retail Voting Program to enhance retail shareholder participation and facilitate voting at shareholder meetings.  The Voluntary Retail Voting Program is a practical tool to empower retail voice and is available at no fee.Program Overview If you enroll, you will be giving Tesla a standing instruction to vote your shares at future meetings. You will continue to receive proxy materials for all future meetings and will still have the opportunity to vote at any future meeting. However, if you do not choose to vote at a future meeting, your shares will still be represented and will be voted in accordance with your standing instructions.How to Enroll After you have cast your votes for Tesla’s 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) through most electronic voting platforms (e.g., ProxyVote.com and Say by Robinhood), you will be given the opportunity to en-roll in the Voluntary Retail Voting Program for future meetings. Follow the instructions on those platforms to enroll. Frequently Asked Questions How does it work? If you choose to enroll in the Voluntary Retail Voting Program, you are providing a standing instruction to Tesla to vote your eligible shares at all future meetings. As a result, your shares will be voted without any further action or steps by you until you opt out. Will standing instructions apply for Tesla's 2026 Annual Meeting? No. If you choose to enroll, your standing instruction will apply to all future meetings, which is any shareholder meeting (including any adjourned or postponed meeting) for which a definitive proxy statement has not yet been filed with the SEC. Therefore, it is important that you still at the 2026 Annual Meeting: Please cast your votes for the 2026 Annual Meeting in a timely manner by following the voting instructions in the proxy materials. If I choose to enroll, what are my standing instruction choices?vote your shares

You will have two choices. The first is to have your shares voted with the recommendations of Tesla’s Board of Directors on all matters. The second is to have your shares voted with the recommendations of Tesla’s Board of Directors on all matters except any contested director election or any acquisition, merger or divestiture transaction that, under applicable state law or stock exchange rules, requires approval of Tesla’s shareholders (each, a “Special Matter”). You also will have the choice to opt out of the Voluntary Retail Voting Program. If you enroll, you will remain in the Voluntary Retail Voting Program until you opt-out. Will I still be able to vote at future meetings? Yes. Whether or not you enroll, you will continue to receive all proxy materials filed and distributed to shareholders for each shareholder meeting, free of charge, which will outline all proposals and the recommendations of Tesla’s Board of Directors. You can then decide to vote using those proxy materials, which will override your standing instruction. The most recent vote you submit before the closing of polls will take precedence. What communications can I expect as part of this service? You will receive a reminder at least once a year that you have enrolled in the program. This reminder will inform you of the standing instruction you have selected and remind you of your ability to (1) override the standing instruction for any vote by voting using the proxy materials and (2) change or cancel your standing instruction, at any time and at no cost, for future meetings. If you choose to have your standing instruction apply to all matters, you also will receive a reminder before any meeting that involves a Special Matter. How can I change or cancel my standing instruction?  The reminders you receive about the program will include instructions on how to change your standing instruction or opt out for future meetings. You can opt out of the program at any time and at no cost by following the instructions in the reminder, which will cancel the standing instruction for future meetings. Why can’t I sign up for Tesla’s Voluntary Retail Voting Program through this website?  In order to opt in to the program, you need to be linked to your individual shareholder account. That account is unique to you, and Tesla does not have access to this information. We work with an independent third party, which provides proxy distribution services for publicly traded companies, to enable you to access your account and opt in to the program. Additional Information and Where to Find It On October 19, 2026, Tesla filed with the SEC a definitive proxy statement on Schedule 14A with respect to Tesla’s 2026 Annual Meeting. The 2026 Proxy Statement describes how retail investors can enroll in Tesla’s Voluntary Retail Voting Program for future shareholder meetings, which are any shareholder meeting (including any adjourned or postponed meeting) for which a definitive proxy statement has not yet been filed with the SEC (each, a “Future Shareholder Meeting”). Investors interested in enrolling in this program for Future Shareholder Meetings will have the opportunity to do so after they have voted for the 2026 Annual Meeting through most electronic voting platforms (e.g., ProxyVote.com and Say by Robinhood). Tesla intends to file with the SEC a definitive proxy statement on Schedule 14A and a proxy card with respect to its solicitation of proxies for any Future Shareholder Meeting. These proxy materials will contain important information about the matters to be voted on at that Future Shareholder Meeting as well as the participants in any such solicitation. SHAREHOLDERS OF TESLA ARE URGED TO READ THESE PROXY MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS) AND ANY OTHER RELEVANT DOCUMENTS THAT TESLA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TESLA AND THE MATTERS TO BE VOTED ON AT THAT FUTURE SHAREHOLDER MEETING. Shareholders will be able to obtain free copies of these documents, and other documents filed with the SEC by Tesla, through the website maintained by the SEC at . In addition, shareholders will be able to obtain free copies of these documents from Tesla by contacting Tesla’s Investor Relations by e-mail at or by going to Tesla’s Investor Relations page on its website at .

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